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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): APRIL 27, 1998



                           GOTHIC ENERGY CORPORATION
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            (Exact name of Registrant as specified in its Charter)



       OKLAHOMA                      0-19753                    22-2663839
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(State of incorporation      (Commission File Number)      (IRS Employer ID No.)
   or organization)


         5727 SOUTH LEWIS AVENUE - SUITE 700 - TULSA, OKLAHOMA  74105
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                   (Address of principal executive offices)



                                (918) 749-5666
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             (Registrant's telephone number, including area code)



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         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS

     On April 27, 1998, Gothic Energy Corporation ("Gothic") completed a series of transactions intended to recapitalize Gothic through (i) the creation of Gothic Production Corporation ("GPC"), a wholly owned subsidiary, and the transfer of all of Gothic's natural gas and oil assets (the "Natural Gas and Oil Assets") to GPC, (ii) the issuance by Gothic of shares of Senior Redeemable Preferred Stock, Series B (the "Series B Preferred Stock"), (iii) the sale of assets for $20.0 million, subject to closing adjustments, (iv) the execution of a participation agreement granting a 50% interest in substantially all of Gothic's undeveloped Natural Gas and Oil Assets, (v) the issuance by Gothic of its 14-1/8% Senior Secured Discount Notes due 2006 (the "Discount Notes") and warrants to purchase an aggregate of 825,000 shares of Common Stock at $2.40 per share, (vi) the issuance by GPC of its 11-1/8% Senior Secured Notes due 2005 ("Senior Secured Notes"), and (vii) the repayment and/or refinancing of substantially all of Gothic's then existing debt and preferred securities (together, the "Recapitalization").

     Certain transactions undertaken in the Recapitalization are described in greater detail below:


Corporate Restructuring

     GPC was organized as a wholly owned subsidiary of Gothic. At the closing of the Recapitalization, Gothic transferred to GPC its ownership of all its Natural Gas and Oil Assets. The Natural Gas and Oil Assets secure GPC's obligations under the Credit Facility (as defined herein) and the Senior Secured Notes.


The Chesapeake Transaction

     Gothic completed several agreements with Chesapeake pursuant to which Gothic (i) executed a participation agreement granting a 50% interest in substantially all of Gothic's undeveloped Natural Gas and Oil Assets, (ii) sold for $20.0 million, subject to closing adjustments, a 50% interest in Gothic's Natural Gas and Oil Assets in the Arkoma basin, and (iii) sold 50,000 shares of Gothic's Series B Preferred Stock, having a liquidation value of $50.0 million, and ten-year warrants to purchase, at an exercise price of $0.01 per share, 2,439,246 shares of Gothic's Common Stock. In addition to providing Gothic with additional capital to facilitate the completion of the Recapitalization, the Chesapeake Transaction is intended to provide technical expertise, a historic

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drilling track record and the financial resources to implement the Company's comprehensive development and exploitation program in the Mid-Continent region.


Financing Transactions

     On April 27, 1998, Gothic and GPC completed the following financing transactions:

     11-1/8% Senior Secured Notes: GPC sold $235.0 million principal amount of Senior Secured Notes secured by the Natural Gas and Oil Assets.

     14-1/8% Senior Secured Discount Notes and Warrants: Gothic sold approximately $60.2 million initial principal amount ($104.0 million principal amount at maturity) of Discount Notes secured by the outstanding capital stock of GPC held by Gothic and seven-year common stock purchase warrants exercisable at $2.40 per share to purchase 825,000 shares of Common Stock.

     Series B Preferred Stock and Warrants: Gothic sold 50,000 shares of non-voting Series B Preferred Stock, having a liquidation preference of $50.0 million and ten-year common stock purchase warrants exercisable at $0.01 per share to purchase 2,439,246 shares of Common Stock.

     Arkoma Property Sales: Gothic sold for $20.0 million, subject to closing adjustments, a 50% interest in its Natural Gas and Oil Assets in the Arkoma basin.

     Credit Facility: GPC entered into a Loan Agreement dated April 27, 1998 with Bank One, Texas, N.A. (the "Credit Facility"), which provides, among other things, for an initial borrowing availability to GPC of approximately $25.0 million to be used for the acquisition and development of oil and gas properties, letters of credit and general corporate purposes.


Repayments and Redemptions

     The net proceeds of approximately $350.5 million from the financing transactions described above were applied to repay or redeem the following:

     12-1/4% Senior Notes: These notes, outstanding in the principal amount of approximately $99.3 million, were redeemed for approximately $102.3 million, inclusive of a 1% redemption premium and accrued interest.

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     Series A Preferred Stock: These shares were redeemed for $38.7 million, inclusive of a 1% redemption premium and payment-in-kind dividends through the redemption date.

     Old Credit Facility: Gothic's outstanding balance under its Second Restated Loan Agreement entered into on January 23, 1998, with Bank One, Texas, N.A., aggregating approximately $206.4 million was repaid, including a bridge loan due June 30, 1998 outstanding in the amount of $56.5 million.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS:

     (c)  Exhibits.

       EXHIBIT NUMBER                   DESCRIPTION

          10.1 Securities Purchase Agreement dated as of March 31, 1998 by and among Gothic Energy Corporation, Chesapeake Gothic Corp. and Chesapeake Acquisition Corporation (filed as Exhibit 10.2 to Current Report on Form 8-K dated March 31, 1998)

          10.2 Sale and Participation Agreement dated March 31, 1998 between Chesapeake Gothic Corporation, Gothic Energy of Texas, Inc. and Gothic Production Corporation (filed as
                        Exhibit 10.3 to Current Report on Form 8-K dated March 31, 1998)

          10.3 Oil and Gas Asset Purchase Agreement dated March 31, 1998 among Chesapeake Gothic Corp., Chesapeake Acquisition Corporation and Gothic Energy Corporation (filed as Exhibit 10.4 to Current Report on Form 8-K dated March 31, 1998)


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       EXHIBIT NUMBER                   DESCRIPTION

          10.4 Indenture dated as of April 21, 1998 between GPC and The Bank of New York, as Trustee, with respect to the 11-1/8% Senior Secured Notes due 2005

          10.5 Registration Rights Agreement dated as of April 21, 1998 by and among GPC, Gothic, Donaldson, Lufkin & Jenrette Securities Corporation and CIBC Oppenheimer Corp.

          10.6 Securities Purchase Agreement dated as of April 21, 1997 among Gothic and the Purchasers named therein with respect to 104,000 Units of Securities of Gothic

          10.7 Indenture dated as of April 21, 1998 between Gothic and The Bank of New York, as Trustee, with respect to the 14-1/8% Senior Secured Discount Notes due 2006

          10.8 Warrant Agreement dated as of April 21, 1998 between Gothic and American Stock Transfer & Trust Company, as Warrant Agent

          10.9 Notes Registration Rights Agreement dated as of April 21, 1998 among Gothic and the Purchasers named therein

          10.10 Warrant Registration Rights Agreement dated as of April 21, 1998 among Gothic and the Purchasers named therein

          10.11 Certificate of Designation for the Senior Redeemable Preferred Stock, Series B

          10.12 Warrant to Purchase Common Stock dated April 27, 1998 issued to Chesapeake Gothic Corp.


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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GOTHIC ENERGY CORPORATION



Dated:  May 8, 1998                     By:  /s/  Michael K. Paulk
                                            ------------------------------------
                                            Michael K. Paulk, President

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